UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, on May 6, 2024, T2 Biosystems, Inc. (the “Company”) converted $15.0 million of its outstanding indebtedness with entities affiliated with CRG Servicing LLC (“CRG”) in exchange for 3,280,618 shares of Common Stock, par value $0.001 per share (the “Common Stock”) and 17,146.48 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”). The Series A Preferred Stock is governed by Certification of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”).

As previously announced, on July 3, 2023, the Company converted $10.0 million of its outstanding indebtedness with CRG in exchange for 483,457 shares of Common Stock (after giving effect to the Company’s subsequent reverse split) and 93,297.26 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”). The Series B Preferred Stock Certification of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”).

On May 9, 2024, the Company amended and restated each of the Series A Certificate of Designation and the Series B Certificate of Designation, in each case to remove the beneficial ownership limitations regarding the ability to convert the Series A Preferred Stock and Series B Preferred Stock, respectively, into shares of Common Stock without regarding to the beneficial ownership of the shareholder following such conversion. Following such amending and restating, CRG converted all of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock into an aggregate of 1,824,800 shares of Common Stock, resulting in CRG’s ownership of approximately 69% of the Company’s outstanding shares as of May 9, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2024	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sperzel
John Sperzel
Chairman of the Board of Directors, President and Chief Executive Officer